UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PHP Ventures Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHP VENTURES ACQUISITION CORP.

78 SW 7th Street

Suite 500

Miami, Florida 33130

1 (916) 378-4488

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2022

TO THE STOCKHOLDERS OF PHP VENTURES ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of PHP Ventures Acquisition Corp., which we refer to as “we,” “us,” “our,” “PHP Ventures” or the “Company,” to be held at 10:00 a.m. Eastern Time on December 28, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/phpventuresacquisition/2022. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

The accompanying proxy statement, (the “Proxy Statement”) is dated December 14, 2022, and is first being mailed to stockholders of the Company on or about December 15, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following three proposals:

The sole purpose of the Special Meeting is to consider and vote upon the following three proposals:

●	a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Existing Company Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on August 16, 2021 (the “IPO”) from February 16, 2023 (the “Termination Date”) by up to six (6) one-month extensions to August 16, 2023 at a price of $0.0525 per share per month, commencing February 16, 2023, our current Termination Date (which we refer to as the “Extension,” and such later date, the “Extended Deadline”) (such proposal is the “Extension Amendment Proposal”). For the purposes of the Delaware General Corporation Law (the “DGCL”), the full text of the resolution is as follows: “RESOLVED, that subject to and conditional upon the trust account, which is governed by the Investment Management Trust Agreement entered into between the Company and Continental Stock Transfer & Trust Company on August 16, 2021, having net tangible assets of at least US $5,000,001 as at the date of this resolution, the amendment to the Amended and Restated Certificate of Incorporation, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted.”

●	a proposal to amend the Investment Management Trust Agreement dated August 16, 2021 (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO (the “Trust Amendment”), pursuant to the Amended Investment Management Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 16, 2023 to August 16, 2023 (or such later date as may be determined by the PHP Ventures stockholders) (such proposal is the “Trust Amendment Proposal”), and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our business combination (the “Business Combination”) and extend the Termination Date to the Extended Deadline. On December 8, 2022, the Company entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) with Modulex Modular Buildings Plc, a company registered in England and Wales with company number 07291662 (“Modulex”) and Modulex Merger Sub, a to-be-formed Cayman Islands exempted company and wholly-owned subsidiary of Modulex (“Merger Sub”). Merger Sub will be formed prior to consummation of the Business Combination Agreement and will become a party to the Business Combination Agreement by joinder at the time of its formation.

Pursuant to the Existing Company Charter, the Company currently has until February 16, 2023, to complete its initial business combination. While we have entered into the Business Combination Agreement and are working toward the satisfaction of the conditions to completion of the same, including the filing of a registration statement on Form F-4 with the U.S. Securities and Exchange Commission relating to the Business Combination (the “Registration Statement”), as may be amended, our board of directors (the “PHP Ventures Board”) believes that there may not be sufficient time before February 16, 2023 to consummate the closing of the Business Combination.

The PHP Ventures Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the Business Combination and to reduce our cost to extend the Termination Date to the Extended Deadline. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

With the approval of the Extension, the cost to purchase each one-month extension is $0.0525 per public share, which is a higher cost per share than we paid on a monthly basis for the prior extensions; however, we anticipate that many public stockholders will make a Redemption Election in connection with the Extension Amendment, so that the aggregate price for extensions will be lower because of the fewer number of public shares outstanding. If public stockholders holding 2,300,000 public shares (approximately 40% of the currently outstanding 5,750,000 public shares subject to redemption (neither the 293,400 Class A Shares held nor the 1,437,500 shares of Class B Common Stock held by our Sponsor are redeemable)) make valid Redemption Elections in connection with the Extension Amendment Proposal, and the Extension Amendment Proposal and the Trust Amendment Proposal are adopted at the Special Meeting and the public shares subject to Redemption Elections are redeemed, there would be 3,450,000 public shares remaining outstanding, and the cost for three one-month extensions would be slightly less than the cost of a 3-month extension in the absence of the Extension. If redemptions equal 40% of the outstanding 5,750,000 public shares subject to redemption, the cost of each month extension to our Sponsor will be $181,125. So, if redemptions total 70% of the outstanding 5,750,000 public shares subject to redemption leaving 1,725,000 public shares remaining outstanding, then the cost of a one-month extension would be $90,562.50 and the cost of three one-month extensions would be about $271,687.50 instead of $575,000 for a single three-month extension that we paid under our current charter. We are unable to predict the actual number of public shares for which public stockholders will make Redemption Elections in connection with the Extension Amendment Proposal.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access, safety and cost savings for our stockholders and the Company. The online meeting format allows attendance from any location in the world.

Even if you are planning to attend the Special Meeting online, please promptly submit your proxy vote by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their publicly traded shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (the “public shares”), which election we refer to as the “Redemption Election.”

A Redemption Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and a Redemption Election can also be made by public stockholders (the “public stockholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make a Redemption Election regardless of whether such public stockholders were holders as of the record date.

Public stockholders who do not make the Redemption Election would retain their right to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event any proposed business combination is completed.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Based upon the amount in the Trust Account as of November 30, 2022, which was approximately $59,634,155, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Special Meeting. The closing price of the public shares on Nasdaq on December 13, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.32 We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, BEFORE 5:00 P.M. EASTERN TIME ON DECEMBER 23, 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination by February 16, 2023, from that date to August 16, 2023 (or such earlier date after February 16, 2023, as determined by the PHP Ventures Board).

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by February 16, 2023, as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses as provided in our registration statement), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor owns 1,437,500 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 293,400 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. Our Chairman and Chief Executive Officer and our Chief Financial Officer each own, respectively, 20,000 and 6,000 Founder Shares, and our three independent directors each owns, respectively, 3,000, 2,500, and 2,500 Founder Shares, which reduce the amount held by our Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

The affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Shareholder approval of the Extension Amendment and Trust Amendment are required for the implementation of the PHP Ventures Board’s plan to extend the Termination Date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of the Merger Agreement, the PHP Ventures Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in the on-line meeting or by proxy at the Special Meeting.

The PHP Ventures Board has fixed the close of business on December 2, 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the PHP Ventures Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of PHP Ventures and recommends that PHP Ventures stockholders vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.

Under the Existing Company Charter, no other business may be transacted at the Special Meeting other than that set out in this notice.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your common stock.

December 14, 2022

By Order of the PHP Ventures Board

Marcus Choo Yeow Ngoh, Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote at the Special Meeting via live web-cast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the on-line Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your common stock will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 28, 2022: This notice of the Special Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/phpventuresacquisition/2022

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PHP VENTURES ACQUISITION CORP.

78 SW 7th Street

Suite 500

Miami, Florida 33130

1 (916) 378-4488

SPECIAL MEETING OF PHP VENTURES ACQUISITION CORP.

To Be Held at 10:00 am Eastern Time on December 28, 2022

PROXY STATEMENT

The Special Meeting (the “Special Meeting”) of the stockholders of PHP Ventures Acquisition Corp., which we refer to as “we,” “us,” “our,” “PHP Ventures” or the “Company,” to be held at 10:00 am Eastern Time on December 28, 2022 via a live webcast at https://www.cstproxy.com/phpventuresacquisition/2022 for the sole purpose of considering and voting upon the following proposals:

The sole purpose of the Special Meeting is to consider and vote upon the following three proposals:

●	a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Existing Company Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on August 16, 2021 (the “IPO”) from February 16, 2023 (the “Termination Date”) by up to six (6) one-month extensions to August 16, 2023, at a price of $0.0525 per share commencing February 16, 2023, our current Termination Date (which we refer to as the “Extension,” and such later date, the “Extended Deadline”) (such proposal is the “Extension Amendment Proposal”). For the purposes of the Delaware General Corporation Law (the “DGCL”), the full text of the resolution is as follows: “RESOLVED, that subject to and conditional upon the trust account, which is governed by the Investment Management Trust Agreement entered into between the Company and Continental Stock Transfer & Trust Company on August 16, 2021, having net tangible assets of at least US $5,000,001 as at the date of this resolution, the amendment to the Amended and Restated Certificate of Incorporation, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted.”

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●	a proposal to amend the Investment Management Trust Agreement dated August 16, 2021 (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO (the “Trust Amendment”), pursuant to the Amended Investment Management Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 16, 2023 to August 16, 2023 (or such later date as may be determined by the PHP Ventures stockholders) (such proposal is the “Trust Amendment Proposal”), and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our business combination (the “Business Combination”) and extend the Termination Date to the Extended Deadline. On December 8, 2022, the Company entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) with Modulex Modular Buildings Plc, a company registered in England and Wales with company number 07291662 (“Modulex”) and Modulex Merger Sub, a to-be-formed Cayman Islands exempted company and wholly-owned subsidiary of Modulex (“Merger Sub”). Merger Sub will be formed prior to consummation of the Business Combination Agreement and will become a party to the Business Combination Agreement by joinder at the time of its formation.

Pursuant to the Existing Company Charter, the Company currently has until February 16, 2023, to complete its initial business combination. While we have entered into the Business Combination Agreement and are working toward the satisfaction of the conditions to completion of the same, including the filing of a registration statement on Form F-4 with the U.S. Securities and Exchange Commission relating to the Business Combination (the “Registration Statement”), as may be amended, our board of directors (the “PHP Ventures Board”) believes that there may not be sufficient time before February 16, 2023 to consummate the closing of the Business Combination.

The PHP Ventures Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the Business Combination and to reduce our cost to extend the Termination Date to the Extended Deadline. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extended Deadline. We will not proceed with the Extended Deadline if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

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In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of shares of then outstanding Class A common stock included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Redemption Election.” In the event we receive redemption requests in an amount that would reduce our net tangible assets below $5,000,001, we may postpone our meeting time to seek reversals of redemption requests.

A Redemption Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal and a Redemption Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders (the “public stockholders”) may make a Redemption Election regardless of whether such public stockholders were holders as of the record date.

Public stockholders who do not make the Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event such business combination is completed. We are not asking you to vote on any business combination at this time.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $59,634,155 that was in the Trust Account as of November 30, 2022. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by February 16, 2023, as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B common stock (the “Founder Shares” and, together with the public shares, the “shares”), including Global Link Investment, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Deadline. Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Deadline if the Extension Amendment Proposal is approved.

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Our board has fixed the close of business on December 2, 2022 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the shares of common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 7,480,900 shares of common stock outstanding, of which 5,750,000 were public shares, 1,437,500 were Founder Shares and 293,400 shares were Class A common stock underlying the private placement units. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our directors, which hold all 1,437,500 Founder Shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares. We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill Advisory Group LLC (“Laurel Hill”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Laurel Hill a fee of $12,000. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or December 23, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 1,437,500 Founder Shares that are owned by to the Sponsor, plus the shares held be the officers and directors issued prior to our IPO and 293,400 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.37, plus interest, due to unforeseen claims of creditors.

Under the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. If we are forced to enter an insolvent liquidation, any distributions received by stockholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our stockholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

This Proxy Statement is dated December 14, 2022, and is first being mailed to stockholders on or about December 15, 2022.

By Order of the PHP Ventures Board,

Marcus Choo Yeow Ngoh
Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed under the DGCL in April 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 16, 2021, we consummated our IPO from which we derived gross proceeds of approximately $57,500,000 in the aggregate and completed the private sales of 293,400 Private Placement Units from which we derived gross proceeds of $2,934,000. The amount in the Trust Account was initially $58,075,000 or $10.10 per public share.

Like most blank check companies, the Existing Company Charter provides for the return of our IPO proceeds held in trust to the holders of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially August 16, 2022, which we extended to November 16, 2022 and again to February 16, 2023 when our Sponsor deposited an additional $575,000 for each extension into the Trust Account, on August 15, 2022 and November 7, 2022, respectively. The PHP Ventures Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Deadline in order to allow us more time to complete our initial business combination.

What is being voted on?	You are being asked to vote on:

●	a proposal to amend the Existing Company Charter to extend the date by which we have to consummate a business combination from February 16, 2023, to the Extended Deadline, which is August 16, 2023, at a price of $0.0525 per month per share, or six (6) one-month extensions, as specifically set forth in this proxy;

●	a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from February 16, 2023, to August 16, 2023 (or such earlier date after February 16, 2023, as determined by the Company’s board of directors); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

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The Extension Amendment Proposal and the Trust Amendment Proposal are required to extend the date that we have to complete the Business Combination. The purpose of the Extension Amendment and the Trust Amendment Proposal are both allow the Company more time to complete the Business Combination.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $59,634,155that was in the Trust Account as of November 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by February 16, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our liquidation. In the event of a liquidation, holders of our Founder Shares and Private Placement Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Shares.

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Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal	The Existing Company Charter provides for the return of the funds held in the Trust Account to the public stockholders if there is no qualifying Business Combination consummated on or before February 16, 2023 unless extended under the Existing Company Charter. The PHP Ventures Board believes that there will not be sufficient time before February 16, 2023 to hold a Special Meeting for stockholder approval of any proposed Business Combination or to consummate any proposed Business Combination. Accordingly, the PHP Ventures Board believes that in order to be able to consummate any proposed business combination, we will need to obtain approval of the Extended Deadline via the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination and to potentially reduce the cost to our Sponsor to fund extensions. There is no assurance that the Company will be able to consummate the Business Combination with Modulex, given the actions that must occur prior to closing of the Business Combination

Accordingly, our board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to amend the Existing Company Charter in the form set forth in Annex A hereto and to amend the Trust Agreement in the form set forth in Annex B hereto, respectively, to extend the date by which we must (i) consummate a business combination; or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from February 16, 2023 to August 16, 2023 (or such earlier date after February 16, 2023 as determined by the Company’s board of directors).

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by the Company’s stockholders, the PHP Ventures Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

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Why should I vote “FOR” the Extension Amendment Proposal?.	The PHP Ventures Board believes that our stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date to complete the Business Combination until the Extended Deadline to give us additional time to complete the Business Combination.

The PHP Ventures Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the PHP Ventures Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the PHP Ventures Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the PHP Ventures Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 16, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

With the approval of the Extension, the cost to purchase each one-month extension is $0.0525 per public share, which is a higher cost per share than we would pay on a monthly basis for the prior extensions without the Extension Amendment Proposal; however, we anticipate that many public stockholders will make a Redemption Election in connection with the Extension Amendment, so that the aggregate price for extensions will be lower. If public stockholders holding 2,300,000 public shares (approximately 40% of the currently outstanding 5,750,000 public shares subject to redemption (neither the 293,400 Class A Shares nor the 1,437,500 shares of Class B Common Stock held by our Sponsor are redeemable)) make valid Redemption Elections in connection with the Extension Amendment Proposal, and the Extension Amendment Proposal and the Trust Amendment Proposal are adopted at the Special Meeting and the public shares subject to Redemption Elections are redeemed, there will be 3,450,000 public shares remaining outstanding, and the cost for three one-month extensions would be slightly less than the cost of a 3-month extension in the absence of the Extension. If redemptions equal 70% of the outstanding 5,750,000 public shares subject to redemption, then the cost to our Sponsor of a one-month extension would be $90,562.50 and the cost of three one-month extensions would be about $271,687.50 instead of $575,000 for a single three-month extension that we paid under our current charter. We are unable to predict the actual number of public shares for which public stockholders will make Redemption Elections in connection with the Extension Amendment Proposal.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the PHP Ventures Board is proposing the Extension Amendment Proposal to amend the Existing Company Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of the shares of our Class A common stock included as part of the units sold in our IPO from February 16, 2023 to August 16, 2023, through up to six (6) one-month extensions, as specifically provided herein with respect to the Extension.

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You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the PHP Ventures Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The PHP Ventures Board believes the Business Combination will provide significant benefits to our stockholders.

The PHP Ventures Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Trust Amendment Proposal?	As discussed above, the PHP Ventures Board has determined that it is in the best interests of our stockholders to approve the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the PHP Ventures Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the PHP Ventures Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the PHP Ventures Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 16, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If public stockholders do not elect to redeem their public shares, such holders will retain redemption rights in connection with the Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Deadline to complete our business combination.

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The PHP Ventures Board recommends that you vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal? .	If the Adjournment Proposal is not approved by PHP Ventures’ stockholders, the PHP Ventures Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient shares represented (either yourself or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal.

The Existing Company Charter provides that if our stockholders approve an amendment to the Existing Company Charter with respect to (A) when would the PHP Ventures Board abandon the Extension Amendment Proposal and the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before February 16, 2023, or (B) any other provision relating to stockholders’ rights or initial business combination activity, PHP Ventures will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares.

We believe that this provision of the Existing Company Charter was included to protect our public stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Existing Company Charter.

The PHP Ventures Board believes, however, that given our expenditure of time, effort and money on the proposed Business Combination with Modulex, circumstances warrant providing those who believe a proposed business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under the Existing Company Charter. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination.

Our board recommends that you vote in favor of the Adjournment Proposal should this be put to your vote.

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When would the PHP Ventures Board Abandon the Extension Proposal And the Trust Amendment Proposal? . .	If we complete the Business Combination on or before February 16, 2023, we will not implement the Extension. Additionally, the PHP Ventures Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, the PHP Ventures Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

How do the Company insiders intend to vote their shares?	Currently, our Sponsor and our officers and directors own approximately 23.3% of our issued and outstanding shares, including 1,437,500 Founder Shares and 293,400 shares of Class A common stock included in the Private Placement Units.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our officers and directors that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our Sponsor, directors and officers do not intend to purchase our shares in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and/or the Trust Amendment.

Our Sponsor, our directors and officers, Modulex, Modulex’s directors and officers, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.37 per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of our Sponsor, our directors and officers, Modulex, Modulex’s directors and officers, or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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What vote is required to adopt the Extension Amendment Proposal?.	The approval of the Extension Amendment Proposal requires adoption of a resolution under the DGCL by the affirmative vote of the holders of at least 65% of the total issued and outstanding shares of the Company’s common stock.

What vote is required to adopt the Trust Amendment Proposal? . .	The approval of the Trust Amendment Proposal requires adoption of a resolution by the affirmative vote of holders of at least 65% of the total issued and outstanding shares of the Company common stock as required pursuant to the provisions of the Trust Agreement.

What vote is required to approve the Adjournment Proposal? . . .	The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then issued and outstanding shares of the common stock of the Company who, being present and entitled to vote at the Special Meeting, vote on the Adjournment Proposal at the Special Meeting.

What if I don’t want to vote “FOR” the Extension Amendment Proposal? . . . . . .	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote “FOR” the Trust Amendment Proposal?	If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment. If the Trust Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

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What happens if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

What happens if the Trust Amendment Proposal is not Approved?	If the Trust Amendment Proposal is not approved and we do not consummate a business combination by February 16, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

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If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved by the requisite number of votes, the amendments to the Existing Company Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, public shares, warrants and rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by our Sponsor as a result of its ownership of the Founder Shares and Private Placement Units.

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Deadline. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Trust Amendment Proposal is approved, what happens next?

If the Trust Amendment Proposal is approved, we will continue to seek approval of the Extension Amendment Proposal in order to consummate an initial business combination by the Extended Deadline. If we receive approval of the Extension Amendment Proposal as well, we will amend our Trust Agreement in accordance with this proxy to reflect the terms of the Trust Amendment Proposal and the Extension Amendment Proposal. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

What happens to the Company’s warrants if the Extension Amendment Proposal is not Approved?	If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

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What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Deadline. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of the Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis). The rights will remain outstanding and be converted into shares of Class A Common Stock upon consummation of the Business Combination.

How do I attend the meeting?	The Special Meeting will be held via live webcast on which you can cast your vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/phpventuresacquisition/2022. To access the virtual online Special Meeting, you will need your 12-digit control number to vote electronically. The accompanying proxy statement (the “Proxy Statement”) is dated December 14, 2022, and is first being mailed to stockholders of the Company on or about December 15, 2022.

If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 9361840#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

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How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to PHP@laurelhill.com so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Abstentions and broker non-voted will count as shares present for purposes of determining whether a quorum is present but will not count as votes cast at the Special Meeting.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal the affirmative vote of the holders of at least 65% of the then issued and outstanding shares of common stock of the Company. Abstentions and broker non-votes will count as votes AGAINST the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast thereon at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

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What is a quorum requirement?	A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding shares entitled to vote at the Special Meeting are represented or by proxy.

As of the record date for the Special Meeting, the holders of at least 3,740,451 shares would be required to achieve a quorum.

Your shares will be counted towards the quorum if you appear on-line or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Who can vote at the Special Meeting?	Only holders of record of our shares at the close of business on the records date, December 2, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date, 7,480,900 of our shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the PHP Ventures Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?.	Yes. After careful consideration of the terms and conditions of these proposals, the PHP Ventures Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The PHP Ventures Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

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What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include:

(1)	Our Sponsor and our directors and officer own 1,437,500 Founder Shares (purchased for $25,000).

(2)	Our Sponsor owns 293,400 Private Placement Units (purchased for $2,934,000), which include warrants that may become exercisable in the future if a business combination is consummated and rights that can be exchanged upon completion of the business combination but would expire worthless if a business combination is not consummated.

(3)	Our Sponsor extended to us a line of credit of up to $300,000 pursuant to a Convertible Promissory Note dated May 3, 2021 (the “Sponsor Working Capital Loan”), which was to either be repaid upon the consummation of a business combination, without interest, or, at the Sponsor’s discretion, up converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of September 30, 2022, the amount under the Sponsor Working Capital Loan was $0.00. We borrowed $95,120 and repaid the entire amount, as of September 30, 2022.

(4)	On August 5, 2022, we extended the date by which the Company has to consummate a business combination from August 16, 2022 to November 16, 2022, (the “First Extension”). On November 7, 2022, we extended the date by which the Company has to consummate a business combination from the First Extension date of November 16, 2022 to February 16, 2023 (the “Second Extension”). The Extensions were both of the three-month extensions permitted under the Existing Company Charter. In connection with the First Extension, the Sponsor deposited an aggregate of $575,000 for each extension (representing $0.10 per public share) into the Trust Account on August 15, 2022 and November 7, 2022 and we issued to our Sponsor a non-interest bearing, unsecured promissory note in that amount. In the event that an initial business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

(5)	In order to fund Extensions needed to consummate the Business Combination, we entered into a Loan and Transfer Agreement dated as of August 8, 2022 (“LTA”), whereby Red Ribbon Asset Management PLC (“Lender”) advanced to PHP Ventures on behalf of our Sponsor, with agreement to repay the Lender the total principal amount and interest due and payable at the Closing under the terms of the LTA or, at the sole option of the Lender, convert up to $1,500,000 of the principal amount due thereunder into PHP Ventures Units at a price of $10.00 per PHP Ventures Unit. The Company used proceeds from the LTA to fund the two three-month extensions permitted under the Existing Company Charter since a Target Company had been identified and we had entered into a Letter of Intent with the Target Company.

(6)	Our directors and officers may enter into future compensatory arrangements with Modulex or any other business combination target after the closing of the Business Combination.

See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”

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Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal and/or the Trust Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our shares, you may vote at the Special Meeting via live webcast online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/phpventuresacquisition/2022.

To access the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

How do I redeem my shares of Class A common stock?	If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, if you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent. Each of our public stockholders who are not founders, officers or directors may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of such public stockholder’s public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Deadline.

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In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on December 23, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004-1561
Attn: Fran Wolf
E-mail: fwolf@continentalstock.com

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company in order to validly redeem its shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my Questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor by calling 855-414-2266 or send an email to php@laurelhill.com

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004-1561
Attention: Fran Wolf
E-mail: fwolf@continentalstock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. The forward- looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement.

We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to effect the Extension Amendment Proposal and the Trust Amendment Proposal;

●	our ability to enter into a definitive agreement with respect to the proposed business combination with Modulex

●	our ability to finance or consummate a business combination, including the proposed Business Combination with Modulex;

●	our ability to complete our initial business combination;

●	the anticipated benefits of our initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	our financial performance;

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

●	claims by third parties against the Trust Account; or

●	the competitive environment in which our successor will operate following our initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in the section entitled “Risk Factors” in our other filings with the SEC, including the final prospectus on Form 424(b)(4) filed with the SEC related to the IPO dated August 6, 2021 (File No. 333- 258766), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed on March 10, 2022 and the Company’s Form 10-Qs for quarters ended March 31, 2022 filed on May 4, 2022, June 30, 2022 filed on August 5, 2022 and September 30, 2022 filed on November 3, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 10, 2022 and the Company’s Form 10-Qs for quarter ended March 31, 2022 filed with the SEC on May 4, 2022, quarter ended June 30, 2022 filed on August 5, 2022 and for the quarter ended on September 30, 2022 filed on November 3, 2022 before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Deadline. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of our initial business combination with Modulex following the SEC declaring the Registration Statement effective, which includes our preliminary proxy statement/prospectus for our initial business combination. The Registration Statement has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Registration Statement is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Registration Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Furthermore, under the terms of the Business Combination Agreement, the Company is required to seek to enter into and consummate subscription agreements with investors relating to a private equity investment and/or backstop arrangements in connection with the transactions (the “PIPE Investment”). However, a PIPE Investment is not a condition of closing the Business Combination and thus there is no assurance that a PIPE Investment will occur. Moreover, there is no assurance after any redemptions occur, the Company will be left with sufficient cash to consummate our initial business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination besides the SEC of the Company’s Registration Statement. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

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Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under U.S. foreign investment regulations which might impose conditions on the consummation of the Business Combination and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Global Link Investment LLC, a Delaware limited liability company. The sponsor currently beneficially owns 1,730,900 shares of our common stock (293,400 shares of Class A Common Stock and 1,437,500 shares of Class B Common Stock). The Sponsor is controlled by one or more non-U.S. persons. While we do believe that our Sponsor may constitute a “foreign person” under rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”), we do not believe that the proposed business combination between the Company and Modulex would be subject to CFIUS review in view of the asset class of Modulex and its status as a foreign corporation with all of its operations outside the United States.

If, however, our future business combination does fall within the scope of applicable foreign ownership restrictions, we may be unable to consummate the business combination so we may be required to seek other potential targets. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate. We could make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by CFIUS.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Any business combination in which we engage may be subject to notification requirements and review by CFIUS or another U.S. governmental agency, and while we do not believe that notification to CFIUS regarding the Business Combination is required, there can be no assurance that CFIUS or another U.S. governmental agency will not choose to review the Business Combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a business combination or one or more proposed or existing investments by investors, there can be no assurance that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the transaction or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing PHP Ventures common stock, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things).

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If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing our initial business combination prior to the then applicable Extended Deadline. If we are not able to consummate a business combination by the applicable Extended Deadline, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, if we fail to complete an initial business combination by the applicable Extended Deadline, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under “The Extension Amendment Proposal—Redemption Rights,” if the Extension Amendment Proposal is approved, and the Extension is implemented, our public stockholders will have the right to require us to redeem their public shares. If any redemption as a result of the Extension occurs before December 31, 2022, we would not be subject to the Excise Tax as a result of any such redemptions. However, any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise, may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined.

Except for franchise taxes and income taxes, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). If we are unable to consummate the Business Combination Agreement prior to such date, we could be deemed to be an investment company. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 12 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

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In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company, which is consistent with the Extended Deadline sought hereunder to August 16, 2023, by up to six (6) one-month extensions to August 16, 2023, commencing February 16, 2023, our current Termination Date, as specifically provided herein.

Since the Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 1,437,500 Founder Shares that were issued to the Sponsor prior to our IPO and 293,400 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting Modulex for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

Our Sponsor extended to us the Sponsor Working Capital Loan, which is a line of credit of up to $300,000 pursuant to a Convertible Promissory Note dated May 3, 2021 to either be repaid upon the consummation of a business combination, without interest, or, at the Sponsor’s discretion, up converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of September 30, 2022, the amount under the Sponsor Working Capital Loan was $0.00 and paid in full.

On August 5, 2022, we extended the date by which the Company has to consummate a business combination from August 16, 2022, to November 16, 2022, (the “First Extension”). On November 7, 2022, we extended the date by which the Company has to consummate a business combination from the First Extension date of November 16, 2022 to February 16, 2023 (the “Second Extension”). The Extensions were both of the three-month extensions permitted under the Existing Company Charter. In connection with the First Extension, the Sponsor deposited an aggregate of $575,000 for each extension (representing $0.10 per public share) into the Trust Account on August 15, 2022, and November 7, 2022. We entered into a Loan and Transfer Agreement dated as of August 8, 2022 (“LTA”), whereby Red Ribbon Asset Management PLC (“Lender”) advanced to PHP Ventures on behalf of our Sponsor, with agreement to repay the Lender the total principal amount and interest due and payable at the Closing under the terms of the LTA or, at the sole option of the Lender, convert up to $1,500,000 of the principal amount due thereunder into PHP Ventures Units at a price of $10.00 per PHP Ventures Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

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The completion of the Business Combination is subject to a number of important conditions, and the Business Combination Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Business Combination Agreement, including the approval of the Business Combination by the PHP Ventures stockholders, the approval of the listing of the combined entity’s shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if the Business Combination Agreement is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Effective Date.

We have incurred and expect to continue to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

Modulex and we expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. Modulex and we may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company at or following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $750,000 in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and the Trust Amendment are adopted but public stockholders request the redemption of less than 40% of our public shares, the cost to our Sponsor to fund extensions could increase if we determine we need three or more one-month extensions.

With the approval of the Extension, the cost to purchase one-month extensions is $0.0525 per public share, which is a higher cost per share; however, we anticipate that many public shareholders will make a Redemption Election in connection with the Extension Amendment, so that the aggregate price for extensions will be lower. If public stockholders holding 2,300,000 public shares (approximately 40% of the currently outstanding 5,750,000 public shares subject to redemption (neither the 293,400 Class A Shares held by our Sponsor nor the 1,437,500 shares of Class B Common Stock held by our Sponsor are redeemable)) make valid Redemption Elections in connection with the Extension Amendment Proposal, and the Extension Amendment Proposal and the Trust Amendment Proposal are adopted at the Special Meeting and the public shares subject to Redemption Elections are redeemed, there will be 3,450,000 public shares remaining outstanding, and the cost for three one-month extensions would be slightly less than the cost of a 3-month extension in the absence of the Extension. If redemptions equal 40% of the outstanding 5,750,000 public shares subject to redemption, the cost of each month extension to our Sponsor will be $181,125. So, if redemptions total 40% of the outstanding 5,750,000 public shares subject to redemption leaving 3,450,000 public shares remaining outstanding, then the cost of a one-month extension would be $181,125 and the cost of three one-month extensions would be about $543,375 instead of $575,000 under our current charter. We are unable to predict the actual number of public shares for which public stockholders will make Redemption Elections in connection with the Extension Amendment Proposal.

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BACKGROUND

PHP Ventures Acquisition Corp.

We are a blank check company incorporated in the State of Delaware on April 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 100,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock authorized, of which 7,480,900 are issued and outstanding and 5,750,000 are subject to possible redemption. We also have outstanding 2,875,000 warrants and 5,750,000 rights underlying the units sold in IPO and 146,700 warrants and 293,400 rights underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of shares of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. Each right entitles the holder to receive one-tenth (1/10) of one share of Class A common stock upon consummation of our initial business combination.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold all 1,437,500 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

A total of $58,075,000 comprised of the proceeds from our IPO and a portion of the proceeds from the simultaneous sale of the Private Placement Units were placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $59,634,155 was held in the Trust Account as of November 30, 2022, two business days prior to the record date of the Special Meeting. The mailing address of the Company’s principal executive office is 78 SW 7th Street, Suite 500. Miami, Florida 33130.

Modulex Business Combination

On December 8, 2022, the Company entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) with Modulex Modular Buildings Plc, a company registered in England and Wales with company number 07291662 (“Modulex”) and Modulex Merger Sub, a to-be-formed Cayman Islands exempted company and wholly-owned subsidiary of Modulex (“Merger Sub”). Merger Sub will be formed prior to consummation of the Business Combination Agreement and will become a party to the Business Combination Agreement by joinder at the time of its formation.

The PHP Ventures Board believes it will not be able to effect the Business Combination by February 16, 2023. The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing us more time to obtain approval for any proposed business combination at a Special Meeting of its stockholders and consummate any proposed business combination prior to the Extended Deadline. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension Amendment. The PHP Ventures Board believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public stockholders an opportunity to effect the Business Combination. Without the Extension, the PHP Ventures Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 16, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

You are not being asked to vote on the Modulex Business Combination or any other proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or if we have not consummated a business combination by the Extended Deadline.

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THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend the Existing Company Charter to extend the date by which the Company has to consummate an initial business combination to the Extended Deadline. The Extension Amendment Proposal is required for the implementation of the PHP Ventures Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 16, 2023 we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The PHP Ventures Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension Amendment. The PHP Ventures Board believes that the Business Combination will provide significant benefits to our stockholders. The Company expects to file a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) upon execution of the definitive agreement and a Form F-4, relating to the Business Combination (the “Registration Statement”), which may be further amended.

A copy of the proposed amendment to the Existing Company Charter of the Company is attached to this Proxy Statement in Annex A.

Vote Needed to Approve the Extension Amendment Proposal

The Existing Company Charter and the Company’s IPO prospectus provide that the affirmative vote of the holders of at least 65% of the votes entitled to be cast by the holders of the issued and outstanding Company’s shares, including the Founder Shares and the shares of the Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, the Existing Company Charter and our IPO prospectus provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the PHP Ventures Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond February 16, 2023 to the Extended Deadline. We intend to hold another stockholder meeting prior to the Extended Deadline in order to seek stockholder approval of the Business Combination.

Full Text of the Resolution to be Approved

“RESOLVED, that subject to and conditional upon the trust account, which is governed by the Investment Management Trust Agreement entered into between the Company and Continental Stock Transfer & Trust Company on August 16, 2021, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the amendment to the Amended and Restated Certificate of Incorporation, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted”

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Reasons for the Redemption Rights Associated with the Extension Amendment Proposal

The Existing Company Charter provides that if our stockholders approve an amendment to the Existing Company Charter (i) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before February 16, 2022 or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Existing Company Charter was included to protect our public stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Existing Company Charter and discussed in the prospectus associated with our IPO.

Reasons for the Extension Amendment Proposal

Pursuant to the Existing Company Charter the Company currently has until February 16, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms unless extended as specifically provided in the Existing Company Charter. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, the PHP Ventures Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the PHP Ventures Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension Amendment. Without the Extension, the PHP Ventures Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 16, 2023. If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

The aggregate cost of three single extensions is less than the three-month extensions permitted by our charter. With the Extended Deadline, we can obtain six (6) single month extensions to the Extended Deadline as long as we request each extension prior to the expiration of the current one and deposit $0.0525 per share into the Trust Account by the 16th day of the month. We are unable to predict the actual number of public shares for which public stockholders will make Redemption Elections in connection with the Extension Amendment Proposal and thus cannot predict the precise dollar amount required.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 16, 2023 we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to the Existing Company Charter that are set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Deadline will become effective. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Deadline.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with redemptions associated with the Redemption Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $59,634,155held in the Trust Account as of November 30, 2022 two business days prior to the record date for the Special Meeting. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.37 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our directors and officers, the sole holders of our Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Deadline, unless further extended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Public stockholders who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Deadline.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 PM. EASTERN TIME ON DECEMBER 23, 2022.

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In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on December 23, 2022 (two business days before the Special Meeting), you must elect either:

(1)	physically tender your Class A common stock share certificates to:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 100041561
Attn: Fran Wolf
via email to: fwolf@contnentalstock.com

or

(2)	deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares.

The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on December 23, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their redemption decision than those stockholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on December 23, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically).

You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tender shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date was $ .

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on December 23, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

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THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

We are proposing to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 16, 2023 to August 16, 2023 (or such later date as may be determined by the PHP Ventures stockholders). The Trust Amendment Proposal is required to allow the Company more time to complete the Business Combination.

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by February 16, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Pursuant to the Trust Agreement, Continental agreed to liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (1) 18 months after the closing of the Offering (February 16, 2023) and (2) such later date as may be approved by the Company’s stockholders.

The PHP Ventures Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Trust Amendment.

The PHP Ventures Board believes that the Business Combination will provide significant benefits to our stockholders.

Vote Needed to Approve the Trust Amendment Proposal

The Trust Agreement provides that the affirmative vote of the holders of at least 65% of the total issued and outstanding shares of the Company is required to amend the relevant provisions of the Trust Agreement.

Reasons for the Trust Amendment Proposal

The Trust Agreement provides that Continental will liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) 18 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders. The purpose of the Trust Amendment is to mirror the provisions in the Second Amended and Restated Certificate of Incorporation of the Company at Annex A following the Extension Amendment and allow the Company more time to complete its initial business combination.

The Trust Amendment will allow the Company to extend the time period for liquidation of the Trust Account and therefore will allow more time to carry out the Business Combination,

While we are using our best efforts to complete the Business Combination as soon as practicable, the PHP Ventures Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the PHP Ventures Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Trust Amendment. Without the Trust Amendment, the PHP Ventures Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 16, 2023.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

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Full Text of the Resolution to be Approved

“RESOLVED THAT subject to and conditional upon the Trust Account, which is governed by Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from February 16, 2022 to August 16, 2023 via six (6) one-month extensions provided the Company deposits into its trust account an additional $0.0525 per public share for each month the Company extends beyond February 16, 2023.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by February 16, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Trust Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 16, 2023 to August 16, 2023 will be made to the Trust Agreement so that the provisions of the Trust Agreement mirror what is in the Existing Company Charter as amended by the Extension Amendment.

If the Trust Amendment Proposal is approved but we do not consummate a business combination by the Extended Deadline, we will, unless further extended, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their shares of the Class A common stock redeemed for cash pursuant to the exercise of a right to redemption in connection with a Redemption Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold shares of the Class A common stock as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding PHP Ventures securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights by holders of shares of the Class A common stock. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A common stock or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

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This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s shares Class A common stock are redeemed pursuant to a Redemption Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A common stock, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A common stock exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of the Class A common stock, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in your shares of the Class A common stock, but not below zero, and then will be treated as gain from the sale of your shares of the Class A common stock.

Whether a redemption pursuant to a Redemption Election qualifies for sale treatment will depend largely on the total number of shares of the Class A common stock treated as held by the U.S. Holder (including any shares of the Class A common stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of shares of the Class A common stock (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of the Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of the Class A common stock must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

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Prior to the Business Combination, the shares of the Class A common stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Class A common stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Class A common stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of the Class A common stock owned by certain family members and the U.S. Holder does not constructively own any other of our shares. The redemption of the shares of the Class A common stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2021 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2022. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of the Class A common stock, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its shares of the Class A common stock or warrants, which would include a redemption pursuant to a Redemption Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the shares of the Class A common stock during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the shares of the Class A common stock), which may include a redemption pursuant to a Redemption Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the shares of the Class A common stock or warrants;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

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QEF Redemption Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to shares of the Class A common stock (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to shares of the Class A common stock for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to a Redemption Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The QEF election is made on a stockholder-by-stockholder basis and once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire shares of the Class A common stock. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of the Class A common stock, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such shares of the Class A common stock unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares of the Class A common stock at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such shares of the Class A common stock for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Redemption Election

If we are a PFIC and shares of the Class A common stock constitute marketable stock, a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) shares of the Class A common stock, makes a mark-to- market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its shares of the Class A common stock at the end of such year over its adjusted basis in its shares of the Class A common stock. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its shares of the Class A common stock over the fair market value of its shares of the Class A common stock at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its shares of the Class A common stock will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its shares of the Class A common stock will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

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The mark-to-market election is available only for marketable stock, generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of shares of the Class A common stock or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to shares of the Class A common stock and proceeds from the sale, exchange or redemption of shares of the Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

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THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 am Eastern Time on December 28, 2022 on-line remotely located live webcast. You will be able to vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/phpventuresacquisition/2022. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. Only stockholders who own shares as of the close of business on the record date will be entitled to attend the meeting.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s shares at the close of business on December 2, 2022, the record date for the Special Meeting. You will have one vote per proposal for each of the Company’s shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the votes entitled to be cast by the holders of the issued and outstanding Company’s shares, including the Founder Shares and the shares of the Class A common stock underlying the Private Placement Units.

If you are the record holder of your shares and you do not sign and return your proxy or attend the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established. If you hold your shares in “street name” through an account at a brokerage firm, custodian bank, or other nominee and you do not instruct your broker, bank or nominee on how to vote your shares, your shares will be counted as present at the Special meeting for purposes of determining whether a quorum is present, but your broker, bank or nominee will not be able to vote your shares and your shares will count as broker non-votes.

Abstentions, broker non-votes and the failure of a record holder to appear at the Special Meeting via live web-cast or by proxy will have the same effect as votes “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. If a quorum is present at the Special Meeting, abstentions and broker non-votes will have no effect on the vote to approve the Adjournment Proposal.

At the close of business on the record date of the Special Meeting, there were 7,480,900 shares outstanding, each of which entitles its holder to cast one vote per proposal. The presence of holders of 3,740,451 shares live or represented by proxy is necessary to constitute a quorum for the Special Meeting.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote or vote “AGAINST” the Extension Amendment. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and/or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

The Special Meeting; Proxies; Board Solicitation; Proxy Solicitor. The Special Meeting will be held at the offices of PHP Ventures Acquisition Corp. via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/phpventuresacquisition/2022. To access the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. Your vote or your proxy is being solicited by the PHP Ventures Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited by telephone or other means. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s shares. You may contact the Proxy Solicitor at 855-414-2266 (toll free) or by email to php@laurelhill.com.

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Registration. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our shares:

If your shares are registered in your name with our transfer agent and you wish to attend the meeting virtually, go to https://www.cstproxy.com/phpventuresacquisition/2022and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the Special Meeting virtually, must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date. Shareholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 9361840#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Recommendation of the Board. After careful consideration, the PHP Ventures Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The PHP Ventures Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the votes entitled to be cast by the holders of the issued and outstanding Company’s shares, including the Founder Shares and the shares of the Class A common stock underlying the Private Placement Units, is required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and the Trust Amendment will not be implemented. If the Business Combination has not been consummated by February 16, 2023, the Company will be required by the Existing Company Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the PHP Ventures Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Shareholder approval of both the Extension Amendment and the Trust Amendment is required for the implementation of the PHP Ventures Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, the PHP Ventures Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

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Our Sponsor and all of our directors and officers are expected to vote any shares owned by them in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 1,403,500 Founder Shares and 472,700 shares of the Class A common stock underlying the Private Placement Units, representing approximately 23.3% of the Company’s issued and outstanding shares. Our Sponsor and our directors and officers do not intend to purchase shares of the Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment and/or the Trust Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of the PHP Ventures Board, you should keep in mind that our Sponsor, executive officers, and members of the PHP Ventures Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor and our directors and officers holds 1,437,500 Founder Shares and our Sponsor holds 293,400 Private Placement Units. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our shares experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

●	the fact that our Sponsor extended to us the Sponsor Working Capital Loan consisting of a line of credit of up to $300,000 pursuant to a Convertible Promissory Note dated May 3, 2021, without interest up until the business combination was consummated, or at the Sponsor’s discretion, up converted upon consummation of a business combination into additional Private Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of September 30, 2022, the amount under the Sponsor Working Capital Loan was $0,00;

●	the fact that, on August 5, 2022, we extended the date by which the Company has to consummate a business combination from August 16, 2022 to November 16, 2022, (the “First Extension”). On November 7, 2022, we extended the date by which the Company has to consummate a business combination from the First Extension date of November 16, 2022 to February 16, 2023 (the “Second Extension”). We are entitled to no further extensions under the Existing Company Charter, and the Company Board believes more time is needed beyond the Termination Date of February 16, 2023 to consummate the business combination agreement. The Company has made two deposits for $575,000 for the First and Second Extension into the trust account representing $0.10 per public share for each the First and Second Extensions, respectively, on August 15, 2022 and November 7, 2022. We entered into a Loan and Transfer Agreement dated as of August 8, 2022 (“LTA”), whereby Red Ribbon Asset Management PLC (“Lender”) advanced to PHP Ventures on behalf of our Sponsor, with agreement to repay the Lender the total principal amount and interest due and payable at the Closing under the terms of the LTA or, at the sole option of the Lender, convert up to $1,500,000 of the principal amount due thereunder into PHP Ventures Units at a price of $10.00 per PHP Ventures Unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

●	following consummation of an initial business combination, our Sponsor, vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

PHP Ventures Board’s Reasons for the Extension Amendment Proposal and Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the PHP Ventures Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its stockholders. The PHP Ventures Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal and recommends that you vote “FOR” such proposals.

42

The Existing Company Charter provides that the Company has until February 16, 2023, to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The Existing Company Charter states that if the Company’s stockholders approve an amendment to the Existing Company Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before February 16, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision in the Existing Company Charter was included to protect the Company public stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Existing Company Charter.

We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into the Business Combination Agreement with Modulex with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, the PHP Ventures Board has determined to seek stockholder approval of the Extended Deadline.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Deadline. After careful consideration of all relevant factors, the PHP Ventures Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders.

The PHP Ventures Board unanimously recommends that our stockholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the PHP Ventures Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. In no event will the PHP Ventures Board adjourn the Special Meeting beyond February 16, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the PHP Ventures Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED THAT, the adjournment of the Special Meeting to a later date or dates to be determined by the chairman of the Special Meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the then issued and outstanding shares of the common stock of the Company who, being present and entitled to vote at the Special Meeting, vote on the Adjournment Proposal at the Special Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting and will have no effect on the vote to approve the Adjournment Proposal.

Recommendation of the PHP Ventures Board

If presented, our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The Company’s Sponsor is Global Link Investment LLC, a Delaware limited liability company. The sponsor currently beneficially owns 1,730,900 shares of our common stock (293,400 shares of Class A Common Stock and 1,437,500 shares of Class B Common Stock). The following table sets forth information regarding the beneficial ownership of the Company’s shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;

●	each of our executive officers and directors that beneficially owns shares; and

●	all our officers and directors as a group.

The following table sets forth information regarding the beneficial ownership of the Company’s shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;

●	each of our executive officers and directors that beneficially owns shares; and

●	all our officers and directors as a group.

As of the record date, there are 5,750,000 shares of the Class A common stock which are redeemable by public stockholders. Class A and Class B Common stock held by our Sponsor, respectively totaling, 293,400 and 1,437,500, are non-redeemable. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company’s warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.

Unless otherwise noted, the business address of each of the following entities or individuals is c/o

45

PHP Ventures Acquisition Corp.

78 SW 7th Street

Suite 500

Miami, Florida 33130

Name and Address of Beneficial Owner(1) Executive Officers and Directors	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Global Link Investment LLC(1)(2)	538,050	7.2%
Marcus Choo Yeow Ngoh (1)(2)	20,000	* %
Garry Richard Stein(1)	6,000	*
Antony Gordon(1)(3)	3,000	*
Khye Wang Phoon (1)	2,500	*
Donald Nnamdi Anih, Esq.(1)	2,500	*
Vanitha Mani Thevaratnam	0	*
All executive officers and directors as a group (5 individuals)	572,050	7.6%
5% STOCKHOLDERS
RED RIBBON ASSET MANAGEMENT PLC(4)	865,450	11.6%
KARPUS INVESTMENT MANAGEMENT(5)	369,460	5.0%
BOOTHBAY FUND MANAGEMENT LLC.(6)	450,000	6.0%
WEISS ASSET MANAGEMENT LP (7)	450,000	6.0%
SABA CAPITAL MANAGEMENT, L.P.(8)	550,000	7.4%
ATW SPACE MANAGEMENT LLC.(9)	450,000	6.0%
HUDSON BAY CAPITAL MANAGEMENT L.P.(10)	450,000	6.0%
POLAR ASSET MANAGEMENT PARTNERS INC.(11)	450,000	6.0%
MIZUHO FINANCIAL GROUP INC. (12)	394,688	5.2%

Global Link Investment LLC, our sponsor, is the record holder of the securities reported herein. Marcus Choo Yeow Ngoh, our Chairman and Chief Executive Officer, is the manager and member and Garry Richard Stein is a member of our sponsor. By virtue of this relationship, Mr. Ngoh and Mr. Stein may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Ngoh and Mr. Stein each disclaims any such beneficial ownership except to the extent of his pecuniary interest. The business address of each of these entities and individuals is 78 SW 7th Street, Suite 500, Miami, Florida 33130.

(1)	Interests shown consist solely of founder shares, classified as shares of Class B common stock, as well as placement shares after this offering. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of this prospectus entitled “Description of Securities.”

(2)	Reflects the shares transferred to each of the individuals named

(3)	Record Owner is Legacy Royals, LLC an entity owned by Antony Gordon. Mr. Gordon would be deemed to have beneficial ownership of any shares held by Legacy Royals.

(4)	Red Ribbon Asset Management PLC received its shares as a transfer from the former controlling member of our Sponsor in connection with loan it made to fund the extensions. While the shares remain held by the Sponsor, they are beneficially owned by Red Ribbon. The business address of Red Ribbon is 16 Berkeley Street, Mayfair, London, W1J 8DZ.

(5)	Based on a Schedule 13G/A filed on April 8, 2022, by Karpus Investment Management, a New York Corporation. The address of the business office of the Reporting Persons is 183 Sully’s Trail, Pittsford, New York 14534.

(6)	Based on a Schedule 13G filed on August 19, 2021, Boothbay Fund Management, LLC. a Delaware limited liability company, Boothbay Absolute Return Strategies LP, a Delaware limited partnership, and Ari Glass, a United States citizen. The name in the table is the one who holds the largest amount in the 13G. The principal business address of each of the Reporting Person is 140 East 45th Street, 14th Floor, New York, NY 10017.

(7)	Based on a Schedule 13G/A jointly filed on January 28, 2022, by Weiss Asset Management LP, a Delaware limited partnership, BIP GP LLC, a Delaware limited liability company, WAM GP LLC, a Delaware limited liability company, and Andrew M. Weiss, Ph.D., a United States citizen. The name in the table is the one who holds the largest amount in the 13G/A. The principal business office address for each Reporting Person is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

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(8)	Based on a Schedule 13G/A filed on February 14, 2022, by Saba Capital Management, L.P., a Delaware limited partnership. The address of the business office of the Reporting Person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(9)	Based on a Schedule 13G filed on September 13, 2021, by ATW SPAC Management LLC, a Delaware limited liability company. The address of the business office of the Reporting Person is 7969 NW 2nd Street, #401, Miami, Florida 33126.

(10)	Based on a Schedule 13G filed on February 3, 2022, by Hudson Bay Capital Management LP, a Delaware limited partnership. The address of the business office of the Reporting Person is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(11)	Based on a Schedule 13G filed on February 10, 2022, by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada. The address of the business office of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(12)	Based on a Schedule 13G filed on February 14, 2022, by Mizuho Financial Group, Inc., company formed under the laws of Japan. The address of the business office of the Reporting Person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Approval are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 20, 2023.

If the Extension Amendment Proposal and the Trust Amendment Approval are not approved and the Company fails to complete a qualifying business combination on or before February 16, 2023, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact Laurel Hill at 855-414-2266 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC 2 Robbins Lane
Jericho, NY 11753
Toll-Free: 855-414-2266
Email: PHP@laurelhill.com

If you are a stockholder of the Company and would like to request documents, please do so by December 15, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

47

ANNEX A

THE PROPOSED

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PHP VENTURES ACQUISITION CORP.

FIRST AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
PHP VENTURES ACQUISITION CORP.

December __, 2022

PHP Ventures Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

The name of the Corporation is “PHP Ventures Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 13, 2021 (the “Certificate”).

The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and amends the provisions of the Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and filed with Secretary of State of the State of Delaware on August 12, 2021.

This First Amendment to the Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

This Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

A-1

The text of the Section 9.1(b) of Article IX is hereby amended to read as follows:

“(b) (i) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 4, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within twelve (12) months from the closing of the Offering (or prior to the Termination Date, as defined below, if applicable) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination within twelve (12) months from the date of the closing of the Offering (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Board may initially extend the period of time to consummate a Business Combination by two times, each by an additional three (3) months, for an aggregate of six (6) additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five business days of advance notice prior to the Termination Date, will deposit into the Trust Account $500,000 (or up to $575,000 if the underwriters’ over-allotment option is exercised in full) for each such extension in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into units. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.

(ii) Provided that the period of time to consummate a Business Combination has been extended as contemplated in Section 9.1(b)(i) and the Corporation has not consummated an Initial Business Combination, the Board may elect to extend the time to consummate an initial Business Combination for up to an additional six (6) one-month extensions at a price of $0.0525 per share per month, for an aggregate of up to six additional months (or a total of 12 additional months when combined with the extension contemplated in Section 9.1(b)(i) above), provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit, by the Deadline Date in effect prior to such extension, into the Trust Account $0.0525 per share for each Offering Share outstanding as of three Business Days prior to such Deadline Date for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination.”

6. This Amendment to the Amended and Restated Certificate shall become effective on the date of filing with Secretary of State of Delaware.

[Signature Page to Follow]

A-2

IN WITNESS WHEREOF, PHP Ventures Acquisition Corp. has caused this First Amendment to the Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

By:	/s/
Name:	Marcus Choo Yeow Ngoh
Title:	Chief Executive Officer

A-3

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

B-1

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of December __, 2022, by and between PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on August 16, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $57,500,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Class A Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of August 16, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Common Stock and holders of its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), at a Special Meeting to: (i) extend the date before which the Company must complete a business combination from February 16, 2023 to August 16, 2023 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 16, 2023 to August 16, 2023 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1. The sixth recital of the Original Agreement is hereby amended and restated to read in its entirety as follows:

WHEREAS, if a Business Combination (as defined herein) is not consummated within the initial 12-month period following the closing of the Offering, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period by (2) two extensions of three months, 6 months in the aggregate, by depositing $575,000 per Extension into the Trust Account no later than the 12-month anniversary of the Offering for the first Extension and the 15-month anniversary of the Offering for the second Extension (each, an “Applicable Deadline”), as applicable, in exchange for which they will receive promissory notes; and then by up to an additional six (6) one-month extensions at a price of $0.0525 per share per month, for up to a maximum of six months in the aggregate for all of the 1-month extensions and twelve months in the aggregate for all of the extensions, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension $0.0525 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination;

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4. Jurisdiction and Venue. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

2.5. Counterparts. This Amendment may be executed manually or electronically (such as by DocuSign®) in several original, PDF, photostatic, facsimile or other copy counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.6. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.7. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:

Name:

Title:

PHP VENTURES ACQUISITION CORP.

By:

Name:

Title:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account No. xxxx[last four digits] Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between PHP Ventures Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of November 16, 2021, as amended by Amendment No. 1 thereto dated December [__], 2022 (as it may be subsequently amended, “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional [__] month(s), from [date] to [date] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[insert applicable amount], which will be wired to you, into the Trust Account investments upon receipt.

This is the [_____] of up to eight Extension Letters.

Very truly yours,

PHP Ventures Acquisition Corp.

By:
Name:
Title:

cc:	EF Hutton, Division of Benchmark Investments, LLC

PHP VENTURES ACQUISITION CORP.

78 SW 7th Street

Suite 500

Miami, Florida 33130

SPECIAL MEETING OF SHAREHOLDERS

December 15, 2022

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 28, 2022

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held at 10:00 a.m. on December 28, 2022: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/phpventuresacquisition/2022

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
IT IS RESOLVED, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on August 16, 2021 (the Trust Agreement), having net tangible assets of at least US$5,000,001 as at the date of this resolution, the first amendment to Second Amended and Restated Certificate of Incorporation, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
IT IS RESOLVED THAT subject to and conditional upon the trust account, which is governed by Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from February 16, 2023, to August 16, 2023 via six one-month extensions provided the Company deposits into its trust account an additional $0.0525 per share for each month the Company extends beyond February 16, 2023, which we refer to as the “Trust Amendment Proposal.”	☐	☐	☐

Proposal 3 — Adjournment Proposal

IT IS RESOLVED THAT, the adjournment of the Special Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Special Meeting be confirmed, adopted, approved and ratified in all respects, which we refer to as the “Adjournment Proposal.”

Dated: December 15, 2022

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares of the Class A common stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.